Consolidated Statements of Operations - CAD ($) $ in Thousands	12 Months Ended
	May 31, 2024	May 31, 2023
Operating expenses
Research and development	$ 880	$ 676
General and administrative	3,744	787
Total operating expenses	4,624	1,463
Loss from operations	(4,624)	(1,463)
Other income	(575)	(290)
Interest expenses (income), net	163	74
Warrant income	(394)
Change in fair value of Forward Purchase Agreement	4,342
Total other expenses	3,536	(216)
Loss before income taxes	(8,160)	(1,247)
Income tax expense
Net Loss	$ (8,160)	$ (1,247)
Basic weighted average Common shares outstanding (in Shares)	10,717,378	7,326,310
Basic net loss per share, Common shares (in Dollars per share)	$ (0.76)	$ (0.17)